UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

CAMBER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

 (Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 26, 2024, Camber Energy, Inc. (the “Company”, “we”, “our” and “us”) issued a press release announcing that on March 25, 2024, it had received a notice letter from the NYSE American LLC (“NYSE American”) stating that the Company is back in compliance with all of the NYSE American’s continued listing standards set forth in Part 10 of the NYSE American Company Guide (“Company Guide”). Specifically, the Company has resolved the continued listing deficiency with respect to Sections 1003(a)(i), (ii) and (iii) of the Company Guide referenced in the NYSE American’s letter dated April 12, 2023 since it demonstrated compliance with the continued listing standards for a period of two consecutive quarters pursuant to Section 1009(f) of the Company Guide.

As a result, effective March 26, 2024, the Below Compliance (“BC”) indicator ceased to be disseminated for the Company’s common stock and the Company has been removed from the list of issuers noncompliant with NYSE American corporate governance listing standards posted on https://www.nyse.com/regulation/noncompliant-issuers and the BC indicator has been removed from the profile, data and news pages of the Company’s security. In accordance with Section 1009(h) of the Company Guide, if the Company is again determined to be below any of the continued listing standards within 12 months of the date of this letter, NYSE American will examine the relationship between the two incidents of noncompliance and re-evaluate the Company’s method of financial recovery from the first incident. NYSE American will then take the appropriate action, which, depending on the circumstances, may include truncating the compliance procedures described Section 1009 of the Company Guide or immediately initiating delisting proceedings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: March 26, 2024	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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